Exhibit 99.1
PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Enfusion 1Q 2024 Shareholder Letter May 2024

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Disclaimer 2 Forward-Looking Statements Statements we make in this presentation may include statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933 (Securities Act) and Section 21E of the Securities Exchange Act of 1934 (Exchange Act), including expectations regarding future financial performance. These forward-looking statements are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “could,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control. More information on these risks and other potential factors that could affect our business, financial performance and results of operations can be found in our filings with the Securities & Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 3 Dear Shareholders, Enfusion started the year with excellent results, positioning us to execute on our 2024 targets. We also hosted our first Investor Day this Quarter, on March 19th, in Ft Lauderdale, where we detailed the pieces now in place for Enfusion to achieve our 2024 targets, as well as our objective to achieve 20% plus revenue growth over the medium term, which we define as 2025-2027. 1Q24 Highlights: • We are executing on our strategy. First quarter revenue grew 17.3% year-over-year and revenue growth accelerated 255 basis points sequentially. Our adjusted EBITDA margin also expanded significantly when compared to the same period last year. We reported 33 new client wins in the first quarter, up from 27 in 1Q23, comprising a wider array of investment management strategies and sizes, with a deeper penetration across geographies. Our new client wins include five accounts with Credit Strategies, distributed around the world. Enfusion’s expansion into Europe strengthened this quarter with 44% of our new accounts outside the UK, up from 27% in 1Q23. We are also happy to report that 1Q24 was our 5th consecutive quarter of new client wins in Scandinavia, another proof point we are expanding globally. Lastly, Average Contract Value increased from $219,000 to $226,000 sequentially, representing 3.2% quarter-over-quarter growth and 7.8% year-over-year growth, which we anticipate will continue to increase as we execute on our plan. • Product and Service investments continue to drive performance. During the fourth quarter, we discussed how our Portfolio Workbench capabilities have allowed us to win new accounts, such as Utah Retirement Systems, while in 1Q24, the functionality and value of Portfolio Workbench provided the opportunity to expand our relationship with Trium Capital, a London-based multi-boutique hedge fund with $2.1B in AUM. As for Service, we have accelerated our average client onboarding times the past two quarters and, in 1Q24, we recorded our highest client onboarding satisfaction scores in three years. By reducing our customers’ switching time and providing faster onboarding, we are seeing faster revenue recognition and growth velocity. The year is off to a terrific start, and we believe our economic trajectory puts us on the path to becoming a Rule of 40 company over the medium term. We are modulating growth and profitability to sustain the appropriate level of investments that will enable robust and durable future growth consistent with our medium-term targets. We remain dedicated to powering all investment workflows with unparalleled technology, relentless innovation and a dedicated focus on our clients. Sincerely, Oleg Movchan Chief Executive Officer

PROPRIETARY AND CONFIDENTIAL PROPRIETARY ©2024 ENFUSION. ALL RIGHTS RESERVED. ©2023 ENFUSION. ALL RIGHTS RESERVED. 4 Our Mission To power all investment workflows with our unparalleled technology, relentless innovation, and dedicated focus on clients All Workflows Durable Financial Profile Relentless Innovation World Class Team Enfusion’s Mission We deliver exceptional tech enabled client experience Leverage the depth and breadth of our client base to improve continuously All mission components translate into growth with a durable margin profile Front-to-back capabilities power all workflows across asset classes, strategies & investment vehicles Unparalleled multi tenant technology is a foundation of our competitive edge Our product strategy reflects our innovation mindset Passionate team of seasoned operators Experience leading large organizations across multiple market cycles Client Focus SaaS Architecture

PROPRIETARY AND CONFIDENTIAL PROPRIETARY ©2024 ENFUSION. ALL RIGHTS RESERVED. ©2023 ENFUSION. ALL RIGHTS RESERVED. Compliance Trading Risk Operations Investor Relations Business Development Portfolio Managers Research Enfusion is a Unique Collaboration Platform Our SaaS architecture & product roadmap expand collaboration for all related workflows to more personas across all functional areas This architecture enables a “single source of truth” data framework Control Enfusion becomes an extension of a client’s team since all parties – Enfusion and the client – use the same platform to collaborate 5

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 6 It is our time to disrupt the traditional asset management segment the same way we disrupted the alternatives segment Untapped Upside Potential: $25B TAM $25B $15.3B $1.2B $1.3B $7.2B Private Equity & Private Credit Firms Equity Hedge Funds Non-Equity Hedge Funds Traditional Asset Managers & Asset Owners The above figures are based on Enfusion’s internal estimates incorporating data from HFM/With Intelligence, Preqin, IPREO andother media sources

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. OEMS & Compliance Portfolio Management Solutions Portfolio Construction Workbench Decision Analytics Portfolio Analytics Reporting Reference Data Book of Record Managed Services Back-office Accounting and Operations Future roadmap Inception 2024 Evolution of the Enfusion Product: 2024 Product covers foundational baseline, but more work needs to be done to achieve global Institutional scale. Interfaces and Data Platform 7

PROPRIETARY AND CONFIDENTIAL PROPRIETARY ©2024 ENFUSION. ALL RIGHTS RESERVED. ©2023 ENFUSION. ALL RIGHTS RESERVED. 8 The Perfect Storm: Why Enfusion Wins Built with multi-tenant SaaS architecture from day one Enfusion’s History Trailblazing technology foundational to future growth Client’s Race to Cloud & Scalability Client’s Time-to- Market Pressures Macro Market Trends Electronification of Markets SaaS Eating Enterprise Models Client’s Reduced Tech Budgets Active Management Fee Compression

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. 1Q24 Key Financial Highlights $48.1 17.3% YoY Growth Adjusted Free Cash Flow Z00 Total Revenue Z00 Adjusted EBITDA Z00 (13.2%) FCF Conversion ($1.2) $31.9 66.3% Gross Margin Highly attractive SaaS model with combination of scale, growth and profitability $ in millions Gross Profit Z00 19.1% Adjusted EBITDA Margin $9.2 9 (1) See appendix for definition and non-GAAP reconciliations. (1) (1) $32.6 67.8% Adjusted Gross Margin Adjusted Gross Profit Z00 (1) Net Income Z00 (1.6%) Net Income Margin ($0.8) Operating Cash Flow Z00 3.2% OCF Margin $1.5

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Strong Growth $ in millions $41.0 $42.7 $44.4 $46.5 $48.1 1Q23 2Q23 3Q23 4Q23 1Q24 Revenue 10 (1) (1) (1) $(4.1) Gross Profit and Adjusted Gross Profit (1) (1) See appendix for non-GAAP reconciliations. $27.7 $28.5 $29.9 $30.9 $31.9 $27.9 $28.7 $30.2 $31.1 $32.6 1Q23 2Q23 3Q23 4Q23 1Q24 Gross Profit Adjusted Gross Profit

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Expanding Profitability (1) See appendix for non-GAAP reconciliations. 11 (1) (1) $(4.1) $4.7 $1.0 $2.7 $0.9 -$0.8 $5.7 $8.0 $8.2 $9.8 $9.2 1Q23 2Q23 3Q23 4Q23 1Q24 Net Income Adjusted EBITDA $0.9 $6.0 $12.1 $6.6 $1.5 -$1.6 $3.8 $9.5 $4.3 -$1.2 1Q23 2Q23 3Q23 4Q23 1Q24 Operating Cash Flow Adjusted FCF $ in millions Net Income and Adjusted EBITDA(1) (1) Operating Cash Flow and Adjusted Free Cash Flow(1)

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. $167.0 $171.2 $177.9 $185.1 $190.5 1Q23 2Q23 3Q23 4Q'23 1Q24 106.0% 101.7% 102.4% 102.1% 102.9% 1Q23 2Q23 3Q23 4Q23 1Q24 Organic client growth and expansion continues to scale 12 813 827 842 865 868 1Q23 2Q23 3Q23 4Q23 1Q24 $210 $212 $217 $219 $226 1Q23 2Q23 3Q23 4Q23 1Q24 21.4% 15.2% 12.1% 57% 58% 59% 10.3% 8.9% 5.6% $ in millions (1) The Net Dollar Retention Rate reported includes involuntary churn. Net Dollar Retention Rate in 4Q23 includes a 70 bps headwind, and in 1Q24 includes a 60 bps headwind, from the UBS and Credit Suisse merger (2) Conversions as a percentage of ARR. 1Q’23 conversions was 57% vs previous reported 58%. (3) Represents NDR variance Year over Year ARR 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 1Q23 2Q23 3Q23 4Q23 1Q24 $ in thousands 12.4% 14.1% 58% 59% 8.0% 7.8% Net Dollar Retention Rate(1) Clients Avg Contract Value YoY Growth YoY Growth(3) % Conversions(2) YoY Growth -6.1% -16.1% -10.3% 1Q23 2Q23 3Q23 4Q23 1Q24 -9.3% -3.1%

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Appendix

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. ENFUSION, INC. CONSOLIDATED BALANCE SHEETS (dollars and shares in thousands, except par value) ASSETS Current assets: Cash and cash equivalents $ 32,894 $ 35,604 Accounts receivable, net 30,932 28,069 Prepaid expenses 5,420 5,009 Other current assets 1,677 1,170 Total current assets 70,923 69,852 Property, equipment, and software, net 18,851 18,314 Right-of-use-assets, net 14,151 14,304 Other assets 7,038 6,502 Total assets $ 110,963 $ 108,972 LIABILITIES AND STOCKHOLDERS’ EQUITY Current liabilities: Accounts payable $ 3,364 $ 2,212 Accrued expenses and other current liabilities 9,513 13,841 Current portion of lease liabilities 4,529 4,256 Total current liabilities 17,406 20,309 Lease liabilities, net of current portion 10,931 11,181 Total liabilities 28,337 31,490 Commitment and contingencies (Note 7) Stockholders’ Equity: Preferred stock, $0.001 par value; 100,000 shares authorized, no shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively — — Class A common stock, $0.001 par value; 1,000,000 shares authorized, 89,877 and 88,332 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively 90 88 Class B common stock, $0.001 par value; 150,000 shares authorized, 38,199 and 39,199 shares issued and outstanding as of March 31, 2024 and December 31, 2023, respectively 38 39 Additional paid-in capital 231,881 226,877 Accumulated deficit (173,471) (172,932) Accumulated other comprehensive loss (484) (406) Total stockholders’ equity attributable to Enfusion, Inc. 58,054 53,666 Non-controlling interests 24,572 23,816 Total stockholders’ equity 82,626 77,482 Total liabilities and stockholders’ equity $ 110,963 $ 108,972 (Unaudited) As of As of March 31, 2024 December 31, 2023 14

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. REVENUES: Platform subscriptions $ 44,689 $ 37,998 Managed services 3,177 2,744 Other 186 229 Total revenues 48,052 40,971 COST OF REVENUES: Platform subscriptions 14,394 11,675 Managed services 1,697 1,564 Other 83 63 Total cost of revenues 16,174 13,302 Gross profit 31,878 27,669 OPERATING EXPENSES: General and administrative 20,223 14,473 Sales and marketing 6,217 4,086 Technology and development 6,551 4,431 Total operating expenses 32,991 22,990 (Loss) income from operations (1,113) 4,679 NON-OPERATING INCOME (EXPENSE): Interest income, net 317 492 Other expense, net (82) (81) Total non-operating income (expense) 235 411 (Loss) income before income taxes (878) 5,090 Income taxes (117) 396 Net (loss) income (761) 4,694 Net (loss) income attributable to non-controlling interests (222) 1,749 Net (loss) income attributable to Enfusion, Inc. $ (539) $ 2,945 Net (loss) income per Class A common shares attributable to Enfusion, Inc.: Basic $ (0.01) $ 0.04 Diluted $ (0.01) $ 0.04 Weighted-average number of Class A common shares outstanding: Basic 89,509 88,863 Diluted 89,509 132,346 Three Months Ended March 31, 2024 2023 ENFUSION, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (dollars and shares in thousands, except per share amounts) (Unaudited) 15

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Cash flows from operating activities: Net (loss) income $ (761) $ 4,694 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Non-cash lease expense 1,765 1,546 Depreciation and amortization 2,674 1,868 (Benefit) provision for credit losses (141) 475 Amortization of debt-related costs 59 6 Stock-based compensation expense (benefit) 7,001 (1,147) Change in operating assets and liabilities: Accounts receivable (2,722) 878 Prepaid expenses (414) 505 Other assets (1,646) (1,658) Accounts payable 1,311 (395) Accrued compensation (3,545) (5,391) Accrued expenses and other liabilities (455) 958 Lease liabilities (1,593) (1,415) Net cash provided by operating activities 1,533 924 Cash flows from investing activities: Purchases of property and equipment (635) (1,489) Capitalization of software development costs (2,113) (1,061) Net cash used in investing activities (2,748) (2,550) Cash flows from financing activities: Payment of withholding taxes on stock-based compensation (1,272) (7,579) Distributions to non-controlling interests (101) — Settlement of tax receivable acquired in reorganization transactions — 1,501 Other financing activities — (275) Net cash used in financing activities (1,373) (6,353) Effect of exchange rate changes on cash and cash equivalents (122) 32 Net decrease in cash and cash equivalents (2,710) (7,947) Cash and cash equivalents, beginning of period 35,604 62,545 Cash and cash equivalents, end of period $ 32,894 $ 54,598 Three Months Ended March 31, 2024 2023 ENFUSION, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (dollars and shares in thousands, except per share amounts) (Unaudited) 16

Reconciliations To Non-GAAP Financial Measures

The following table reconciles gross profit to adjusted gross profit:

($ in thousands, unaudited)		Three Months Ended March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
GAAP Gross Profit	$	**27,669**	**28,513**	**29,850**	**30,862**	**31,878**
Add back stock-based compensation expense		270	223	227	230	717
Add other non-recurring items[1]		—	—	76	—	—
Adjusted Gross Profit	$	**27,939**	**28,736**	**30,153**	**31,092**	**32,595**
Adjusted Gross Margin		68.2%	67.3%	68.0%	66.9%	67.8%

[1] For the three months ended September 30, 2023, includes $76 thousand of accelerated depreciation of leasehold improvement assets of restructured lease facilities.

The following table reconciles net income to adjusted EBITDA:

($ in thousands, unaudited)		Three Months Ended March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
Net income (loss)	$	**4,694**	**998**	**2,661**	**900**	**(761)**
Interest income		(492)	(462)	(331)	(356)	(317)
Income tax expense (benefit)		396	188	367	1,280	(117)
Depreciation and amortization		1,868	2,081	2,523	3,512	2,674
EBITDA	$	**6,466**	**2,805**	**5,220**	**5,336**	**1,479**
Adjustments:						
Stock-based compensation (benefit) expense		(1,147)	2,639	2,562	3,404	7,001
Tax payment on stock-based compensation		163	70	43	60	429
Effects of foreign currency		82	222	(85)	308	82
Other non-recurring items[1,2,3,4,5]		139	2,218	468	678	188
Adjusted EBITDA	$	**5,703**	**7,954**	**8,208**	**9,787**	**9,179**
Adjusted EBITDA Margin		**13.9%**	**18.6%**	**18.5%**	**21.1%**	**19.1%**

1 For the three months ended March 31, 2023, represents severance for executive departures in the quarter.
2 For the three months ended June 30, 2023, includes $586 thousand in expenses related to an abandoned securities transaction, $131 thousand in executive search fees for a newly-created leadership position, and the distribution to FTV IV L.P. ("FTV Fund IV") of approximately $1.5 million that was received by Enfusion due to certain tax overpayments made by an entity that was previously affiliated with FTV Fund IV (such distribution was described further in Note 11 to the condensed consolidated interim financial statements that was included in the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023).
3 For the three months ended September 30, 2023, includes $78 thousand in debt extinguishment costs, $188 thousand in double-occupancy charges of restructured New York City lease, and $202 thousand in severance related to restructuring actions within one of our functional groups.
4 For the three months ended December 31, 2023, primarily includes the write-off of capitalized software and licenses related to a project which was abandoned in the fourth quarter of 2023 after management's decision to pursue an alternative path.
5 For the three months ended March 31, 2024, includes the sign-on bonus for the newly-appointed Chief Operating Officer.

enfusion
PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED.
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PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures The following table reconciles operating cash flow to adjusted free cash flow: The Company’s stock-based compensation expense was recognized in the following captions within the consolidated statements of operations: ($ in thousands, unaudited) March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 Net cash provided by operating activities $ 924 6,018 12,106 6,586 1,533 Purchases of property and equipment (1,489) (801) (958) (1,205) (635) Capitalization of software development costs (1,061) (1,418) (1,649) (1,090) (2,113) Adjusted Free Cash Flow $ (1,626) 3,799 9,499 4,291 (1,215) Three Months Ended ($ in thousands, unaudited) Three Months Ended March 31, 2024 Three Months Ended March 31, 2023 Cost of revenues $ 717 270 General and administrative 4,380 (230) Sales and marketing 361 (1,581) Technology and development 1,543 394 Total stock-based compensation expense (benefit) $ 7,001 (1,147) 18

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Reconciliations To Non-GAAP Financial Measures The following table reconciles net income to adjusted net Income which is used to calculate adjusted diluted EPS: 1 Per share amounts are based on a weighted average number of shares outstanding on a fully-diluted basis. 2 For the quarter ended March 31, 2024, Fully Diluted share counts under US GAAP are equal to Basic Share counts because multiple instruments are excluded from the EPS denominator when in a loss position. 3 For the three months ended March 31, 2024, includes the sign-on bonus for the newly-appointed Chief Operating Officer. 4 For the three months ended March 31, 2023, represents severance for executive departures in the quarter. 5 Income tax expense (benefit) calculated using effective tax rate for the period: 13.3% and 7.8%, respectively. 19 (unaudited) Per share Per share Net (loss) income and fully diluted EPS $ (761) (0.01) $ 4,694 0.04 Adjustments1,2 : Stock-based compensation expense (benefit) 7,001 0.08 (1,147) (0.01) Tax payment on stock-based compensation 429 0.00 163 0.00 Effects of foreign currency 82 0.00 82 0.00 Other non-recurring items 3,4 188 0.00 139 0.00 Tax adjustment5 (1,024) (0.01) 60 0.00 Sub-total adjustments 6,676 0.07 (703) (0.01) Adjusted net income and adjusted EPS $ 5,915 0.06 $ 3,991 0.03 Three Months Ended March 31, 2024 2023 In thousands In thousands

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Definitions Non-GAAP Financial Measures In addition to financial measures prepared in accordance with GAAP, this presentation and the accompanying tables include Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion, which are non-GAAP financial measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion are supplemental measures of our operating performance and liquidity that are neither required by, nor presented in accordance with, U.S. GAAP, and our calculations thereof may not be comparable to similarly titled measures reported by other companies. These measures are presented because they are the primary measures used by management to evaluate our financial performance and liquidity, and for forecasting purposes. This non- GAAP financial information is useful to investors because it eliminates certain items that affect period-over-period comparability and provides consistency with past financial performance or liquidity and additional information about underlying results and trends by excluding certain items that may not be indicative of our business, results of operations or outlook. Additionally, we believe that these and similar measures are often used by securities analysts, investors and other interested parties as a means of evaluating a company’s operating performance. Adjusted Diluted EPS, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Free Cash Flow, Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Net Income and FCF Conversion are non- GAAP financial measures, are not measurements of our financial performance or liquidity under U.S. GAAP and should not be considered as alternatives to net income, earnings per share, income from operations, gross profit, gross margin, or any other performance measures determined in accordance with U.S. GAAP. These non-GAAP financial measures have limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of our results as reported under GAAP, but rather as supplemental information to our business results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items or events being adjusted. Furthermore, other companies may use different measures to evaluate their performance, all of which could reduce the usefulness of these non-GAAP financial measures as tools for comparison. Adjusted EBITDA and Adjusted EBITDA Margin Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, and certain non-recurring items. Adjusted EBITDA Margin represents Adjusted EBITDA divided by total net revenues. Adjusted Free Cash Flow and FCF Conversion Adjusted Free Cash Flow represents net cash provided from operating activities less purchases of property and equipment and other assets, plus cash interest expense. However, given our non-discretionary expenditures, Adjusted Free Cash Flow does not represent residual cash flow available for discretionary expenditures. FCF Conversion represents Adjusted Free Cash Flow divided by Adjusted EBITDA. Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit represents gross profit, excluding the impact of stock-based compensation and other non-recurring items. Adjusted Gross Margin represents Adjusted Gross Profit divided by total net revenues. 20

PROPRIETARY AND CONFIDENTIAL ©2023 ENFUSION. ALL RIGHTS RESERVED. Definitions Continued Adjusted Net Income and Adjusted Diluted EPS Adjusted Net Income represents net income adjusted to exclude stock-based compensation expense, the effect of foreign currency fluctuations, certain non-recurring items, and the tax effect of such adjustments. Adjusted Diluted EPS represents Adjusted Net Income divided by fully diluted weighted average shares outstanding. Key Metrics: In connection with the management of our business, we identify, measure and assess a variety of key metrics. The key metrics we use in managing our business are set forth below. Annual Recurring Revenue We calculate Annual Recurring Revenue, or ARR, by annualizing platform subscriptions and managed services revenues recognized in the last month of the measurement period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients and our ability to maintain and expand our relationship with existing clients. ARR is included in a set of metrics we calculate monthly to review with management as well as periodically with our board of directors. Net Dollar Retention Rate We calculate Net Dollar Retention Rate as of a period end by starting with the ARR for all clients as of twelve months prior to such period end, or Prior Period ARR. We then calculate the ARR from those same clients as of the current period end, or Current Period ARR. Current Period ARR includes expansion within existing clients inclusive of contraction and voluntary attrition and involuntary cancellations. We define involuntary cancellations as accounts that were cancelled due to the client no longer being in business. Post 4Q23, we no longer provide the Net Dollar Retention Rate calculation excluding involuntary cancellation calculations. Our Net Dollar Retention Rate is equal to the Current Period ARR divided by the Prior Period ARR. We believe Net Dollar Retention Rate is an important metric because, in addition to providing a measure of retention, it indicates our ability to grow revenues within existing client accounts. Average Contract Value We calculate Average Contract Value, or ACV, by dividing ARR by the number of clients that are billed at the end of the measurement period. We believe ACV is an important metric because it provides important information about the growth of our clients' accounts. Investors should not place undue reliance on ARR or Net Dollar Retention Rate or Average Contract Value as an indicator of future or expected results. Our presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited. 21